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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 OR 15(d) of
                       The Securities Exchange Act of 1934


        Date of Report (date of earliest event reported): August 27, 2009



                           BANK OF FLORIDA CORPORATION
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             (Exact name of registrant as specified in its charter)


        Florida                           333-74997               59-3535315
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(State or other jurisdiction       Commission File Number      (I.R.S. Employer
     Of incorporation)                                       Identification No.)



     1185 Immokalee Road, Naples, Florida                           34110
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     (address of principal executive offices)                     (Zip Code)

                  Registrant's telephone number: (239) 254-2100
                                                -----------------


         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act
     (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
     (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.03. Amendments to Articles of Incorporation or Bylaws; Change in
           Fiscal Year.

ITEM 8.01. Other Events.

On August 27, 2009, the Company held a Special Meeting of Shareholders, at which three proposals were considered and approved, with the following number of shares voted for, voted against, abstained from voting or which were the subject of broker non-votes:

     (i) adoption of an amendment to the Company's Restated Articles of Incorporation to increase the number of authorized shares of common stock from 20,000,000 to 100,000,000 and the number of authorized shares of preferred stock from 1,000,000 to 10,000,000: For:
           6,935,173; Against: 1,657,432; Abstain: 5,764; Broker Non-vote: 0;

     (ii) authorization of a private placement of the Company's securities to accredited investors, including our insiders: For 7,067,990; Against:
           1,502,013; Abstain: 28,366; Broker Non-vote: 0; and

     (iii) adjournment of the Special Meeting to solicit additional proxies in the event there are insufficient votes to approve either of the other proposals: For: 6,894,975; Against: 1,673,582; Abstain: 29,812;
           Broker Non-vote: 0.

Following the Special Meeting, the Company filed with the Florida Secretary of State Articles of Amendment to the Restated Articles of Incorporation increasing the number of authorized shares of common stock from 20,000,000 to 100,000,000 and the number of authorized shares of preferred stock from 1,000,000 to 10,000,000, which became effective upon filing. A copy of the Articles of Amendment is filed as Exhibit 3.1.

ITEM 9.01.        Financial Statements and Exhibits.

(d) Exhibits.

The following exhibit is being filed with this Report:

    3.1 - Articles of Amendment to Articles of Incorporation.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              Bank of Florida Corporation
                              ---------------------------
                              (Registrant)
Date: October 20, 2009

                              /s/ Tracy L. Keegan
                              ---------------------------
                              Tracy L. Keegan
                              Chief Financial Officer & Executive Vice President